united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

32 West 39th Street, 9th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Jared Lahman, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-995-8300

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Annual Report
December 31, 2023

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever. — Warren Buffett

Dear Boyar Value Fund Shareholder:

A Look Back

Last year was a textbook case of why stock market investors are often better off ignoring geopolitical noise and market prognosticators: Going into 2023, the consensus among Wall Street strategists was that a recession was imminent and that the S&P would advance a mere 6%. Not many people would have predicted that during a year featuring a regional banking crisis, a debt ceiling standoff, ongoing war in Ukraine, a new war in the Middle East, and a continuation of rate hikes that pushed the Fed funds rate to its highest level in 22 years, GDP would increase, unemployment would reach its lowest level since 1969, and the stock market (as measured by the S&P 500) would advance 24%. If investors had moved to the sidelines waiting for the “right” moment to invest in the stock market, they would have missed out on handsome gains.

The consensus turned out to be just as wrong as it had been heading into 2022, when strategists urged investors to pile into technology stocks, which they believed would be insulated from interest rate increases. Instead, in 2022 the tech-heavy Nasdaq ended up declining 33%. With that in mind, investors should take this year’s rosy consensus forecast for both the economy and the stock market with a sizable grain of salt!

State of the Market

After its longest weekly winning streak since 2004 (gains for 9 straight weeks, until 2024’s first week of trading ended the streak), the S&P 500 ended 2023 selling for 19.5x (fwd.) earnings—an elevated valuation by historical standards. (The 30-year average is 16.6x.) According to Adam Turnquist of LPL Financial, since 1950 the S&P 500 has posted average and median 12-month returns of 8.1% and 12.2% following other 9-week winning streaks.

The S&P 500 index level (4,770 as of December 31, 2023) is slightly lower than it was roughly 2 years ago, on January 3, 2022, when it stood at 4,797, but it currently trades at a lower multiple of earnings (19.5x fwd. vs. 21.4x fwd.). Interestingly, says Nicholas Jasinski, writing for Barron’s, 2023 was the first year since 2012 when the S&P 500 failed to close at a record high even once. (On the last trading day of 2023, it closed less than 1% percent from its all-time high.) While 19.5x is an elevated multiple, back in March 2000 the S&P 500 traded for 25.2x (before losing 49% of its value over the following 2 calendar years). It is worth noting that the S&P 500 equal-weighted index currently sells for a more modest 15.7x (fwd.).

Market Concentration

We’re concerned about the valuation of certain parts of the market, especially the stocks that Wall Street thinks will be the big winners in AI. As of December 31, 2023, the 10 largest stocks by market capitalization in the S&P 500 were selling for 26.9x earnings (fwd.), against an average valuation (for the index’s 10 largest stocks) of 20.2x since 1996. What’s more, they currently sell at a multiple 38% higher than the rest of the market, and their weightings (at 32% of the S&P 500) are at multidecade highs. The

32 West 39th Street ● 9th Floor ● New York, NY 10018 ● P. 212.995.8300 ● F. 212.995.5636

www.BoyarAssetManagement.com

stocks outside the top 10 aren’t cheap, either, at 17.1x earnings (fwd.) against an average of 15.7x since 1996, but they currently sell at a 12% discount to the overall market.

The S&P 500’s advance in 2023 was far from democratic. The first 10 months of the year’s gains were fueled by a small handful of stocks, many of which made up the so-called Magnificent Seven. In November the rally started to broaden, but even so, more than two-thirds of the stocks in the S&P 500 returned less than the index during 2023. The top 10 stocks in the S&P 500, which account for a staggering 32% of the index, were responsible for 86% of the S&P 500’s gains in 2023.

Reversal of Fortune

Notably, in 2023 three sectors increased by more than 40%, with technology, the top performer, advancing 58%. Despite their negative return in 2023, energy shares, which fell 1.3% during 2023, are still the best-performing sector since the February 2020 stock market low, having dramatically outperformed all other sectors with an advance of 317% (although that figure is relative to an extremely depressed oil price, which even turned negative in April 2020). The next-best performer was technology, at 184%, and the worst performer was utilities, whose 60% advance significantly underperformed the S&P 500’s increase of 127%. However, investors thinking that energy’s 2023 loss is a buying opportunity should recall that energy shares have been a perennial underperformer over longer periods, with the Energy Select Sector SPDR ETF (XLE) producing a modest 39% total return (-6% excluding dividends) versus 213% (+159%) for the S&P 500 over the past 10 years. For reasons such as these, we have historically tended to avoid commodity-dependent stocks, and we will continue to do so.

In 2022 only 2 of the 11 S&P 500 sectors increased in value (with energy up 66% and utilities up a meager 1.6%) . In 2023 the market did an about-face, with energy (down 1.3%) and utilities (down 7.1%) the only 2 sectors in the red.

Interestingly, the fortunes of major asset classes also reversed from 2022 to 2023: In 2022 the best-performing major asset class was commodities (up 16%), followed by cash (up 1.5%); all other major asset classes produced negative returns. But in 2023 commodities were the worst-performing asset class (down 7.9%), followed by cash (up 5.1%). In fact, according to JP Morgan, since 2009 commodities and cash have been the worst-performing asset classes on an annualized basis (with cash returning 0.8% and commodities declining by 0.2%).

Did I Miss the Rally in Stocks?

After a large 2023 rally in U.S. equities, many investors (both professional and individual alike) might feel as if they have missed their chance for outsized gains, which could tempt them to keep cash in money market funds where they can currently obtain yields of 5% while taking minimal risk. After all, that’s a fair bit better than the near 0% rates that savers became accustomed to in recent years.

However, investors thinking of pursuing this strategy should keep in mind that over a 2-year period, the Dow Jones Industrial Average is up just 3% (as of the first trading session in each respective year) while the S&P 500 is actually down 1% (for now, the first trading session in 2022 remains the S&P 500’s all-time high-water mark), so equities are pretty close to where they started 2022. In addition, if history is any guide and rates have in fact peaked, we could be in for near-term equity outperformance. Since 1984 there have been six rate hiking cycles and, according to data from JP Morgan, cash tends to underperform both stocks and bonds the year after rates peak (five out of the last six times). Either way, trying to time the market is usually detrimental to your long-term returns.

Even if the market does reach a new all-time high in the coming days, weeks, or months, that in and of itself should not be a reason to sell. Investors that bailed on equities when the S&P 500 reached a new all-time high in March 2012 (after a more than four-year recovery from the Great Financial Crisis) would have missed out on gains of over 230% since that new high. The opportunity cost becomes even more dramatic when considering longer time frames.

Performance

The Boyar Value Fund gained 11.63% for the 4th quarter versus a 13.70% gain for the S&P 1500 Value Index. For 2023 the fund advanced 14.13% versus a 21.64% gain for the S&P 1500 Value Index.

A Wild Ride for Bond Investors

Although the 10-year Treasury started and ended 2023 at 3.88%, the devil is in the details, as its virtually flat year-end finish conceals a volatile year of ups and downs. The 10-year Treasury touched 3.25% amid the regional banking crisis in the spring only to briefly surpass 5% (fueled by stronger-than-expected economic growth and an ever-growing U.S. budget deficit) in the fall. While not as exciting to follow as equities are, the 10-year Treasury is important to monitor, as it strongly influences the rates consumers pay on important items such as mortgages and credit cards.

At the time of this writing (mid-January 2024), interest rates (as measured by the 10-year Treasury) yield ~4.11%. But what does that mean for equity investors? According to JP Morgan, since 1979 there have been 98 months when interest rates were 4%-5%. During those times, value stocks’ annualized total return was 10%, versus 8% for growth. In the 59 months when the U.S. 10-year was in the 3%-4% range, both growth and value stocks averaged annualized gains of 6%.

The effect that interest rates have on value versus growth stocks makes sense: to a degree, how much investors are willing to pay for growth stocks depends on the present value of future cash flows, which become more significantly discounted against higher-interest-rate backdrops. Furthermore, financial companies (such as banks and insurers) which make up a meaningful percentage of the “value” indices, have historically performed better in periods of higher inflation, which generally correspond to times of higher interest rates.

In response to elevated—and not-so-transient—inflation, the Federal Reserve implemented an aggressive rate hiking cycle starting in March 2022, with 11 hikes ranging from 25 bps to 75 bps each, bringing the Fed funds rate from 0.25% to 5.5% in less than 1½ years—the fastest rate hiking cycle since the 1980s. During this span, the 10-year yield surged from under 2.5%, briefly jumping above 5.0% last October. Since then, however, the 10-year’s yield has undergone a sudden retracement as the Fed has paused hiking interest rates, and expectations have shifted to interest rate cuts on the horizon in 2024.

We find it unlikely that the Fed will go back to periods of ultra-low rates like we experienced after the Great Financial Crisis and during the COVID-19 pandemic. The current consensus among most Fed officials is that short-term rates will likely close out 2024 in the 4.5%-5.0% range, and none of them foresees short-term rates going much below 2.5% even over the longer run. Meanwhile, the normalization of 10-year yields above 3% (currently ~4.11%) in combination with elevated growth stock valuations seems to suggest that—in contrast to a long period when growth outperformed value between the Great Financial Crisis and the COVID-19 pandemic, while rates were historically low—value shares may be primed for a durable resurgence.

Too Much Optimism?

Frankly, the levels of optimism we see from professional and individual investors makes us nervous, with Wall Street strategists now predicting both a soft landing and lower interest rates. According to Charley Grant writing for the Wall Street Journal, a December survey released by the American Association of Individual Investors showed that almost half of participants expect the market to rise over the next 6 months. Compare that figure with the start of November (just before the 9-week stock market rally began), when 24% of respondents were bullish and fully half were bearish. Unfortunately, as we’ve so often seen, many investors have the uncanny knack of zigging just when they should be zagging—so monitor this newfound euphoria closely.

Presidential Elections and Stock Market Performance

As we’ve already pointed out, investors are often wise to filter out most geopolitical noise when making investment decisions. But even as fundamentally long-term investors, we would be foolish to completely ignore history, which in Mark Twain’s words doesn’t repeat itself but often does rhyme. With 2024 being a U.S. presidential election year, geopolitics could very well drive the direction of the stock market in the short term, according to the Stock Trader’s Almanac:

●	Presidential election years are the second-best performing years of the 4-year electoral cycle, having produced losses of greater than 5% in only 6 of the 32 election years since 1896. (But note that in 5 of those 6 years, the incumbent party lost power.)

●	The stock market, as measured by the S&P 500, does better in years when a sitting president is running, with an average advance of 12.8% since 1949 (vs. an average loss of 1.5% with an open field).

●	Regardless of which party wins the election, since 1950 the S&P has gained during the last 7 months of the election year in 16 of 18 presidential election cycles.

●	When the S&P 500 is up from July 31 to October 31 during presidential election years, the incumbent party has retained power 85% of the time since 1936 but has lost control 89% of times when the S&P 500 has declined.

The 2024 presidential election promises to be anything but normal so history may be less instructive this time around. Instead, investors should focus on the companies they own, ideally over a time frame beyond the typical presidential term.

Could 2024 Be the Year of the Small-Cap Stock?

From a valuation standpoint, small-cap value shares are far and away the cheapest part of the U.S. stock market. While large-cap growth shares (led by the Magnificent Seven) are trading ~39% above their 20-year average price/earnings multiple, JP Morgan reports that small-cap value is selling ~2.6% below its 20-year average (a figure that was 14% as recently as November, before small-caps underwent a significant advance). This recent rally has caused the Russell 2000 to emerge from a bear market, but it is still ~14% off its 2021 highs. As Royce & Associates notes, it had been 563 days since the Russell 2000 hit its cycle low—the third-longest the index has gone without reaching its prior peak.

Many factors could help explain the short-term underperformance of small-cap shares (including rising interest rates), but their underperformance isn’t new. Since 2015 the Russell 2000 has significantly underperformed the S&P 500 (by about 6 percentage points a year), even when interest rates were at historic lows. Such protracted underperformance is unusual for small-caps, which historically outperform (or keep up with) larger-cap companies over longer periods. Since 2000, for example, the S&P 500 and the Russell 2000 have performed nearly identically, and from 1926 through July 2023, small-cap value produced an annualized return more than 4 percentage points higher than larger-cap growth, according to the Wall Street Journal.

History suggests that leadership of the stock market could soon pass from large-caps to small-caps—especially if an economic slowdown lies ahead. Over the past 11 recessions, small-caps have beaten their larger cousins by over 16% during the 12 months after a recession started. In the periods before and after the dot-com crash, for example, the S&P 500 outpaced the Russell 2000 by 8 percentage points a year from 1995 to 2000 but lost about 2% from 2001 to 2004 even as the Russell 2000 gained 80%. Beyond favorable valuations, small-cap stocks have the strong dollar going for them, since they tend to outperform during periods of sustained dollar strength. (A strong dollar hurts the competitiveness of U.S. exports while lowering the dollar value of international earnings, thereby hurting large multinational U.S. companies, while small-cap companies typically have a much greater reliance on domestic revenues.)

But investing in small-cap companies isn’t without its risks, and investors should keep a sharp eye out for potential minefields: 41% of the companies in the Russell 2000 are unprofitable, and earnings before interest and taxes cover a much smaller percentage of their interest expenses than among their large-cap brethren.

Small-caps significantly underperformed in 2023 due to a rising interest rate environment. Unlike larger-cap companies, small-cap companies are not very welcome in the long-term corporate bond market and largely get their financing from banks. In fact, 38% of small-cap debt is floating-rate, so small-caps’ interest expenses go up considerably in a rising interest rate environment like the one we just experienced. What’s more, 47% of small-cap debt comes due before 2030, so investors have been worried that fixed-rate debt coming due in the short-to medium-term will be getting more expensive still. If we do enter a period of declining interest rates, small-caps’ bottom lines would eventually benefit.

Since 2021 we have seen multiple fits and starts when small-cap shares seemed ready to resume their leadership position. The real question facing today’s investors is whether the recent rally is the real thing or a sentiment-driven head fake. Only time will tell.

The Wisdom of Taking a Long-Term View

We’ve said it before, and we’ll say it again: individual investors stack the odds of investment success in their favor when they stay the course and take a long-term view. According to data from JP Morgan, since 1950 annual S&P 500 returns have ranged from +47% to -39%. For any given 5-year period, however, that range narrows to +28% to -3%—and for any given 20-year period, it is +17% to +6%. In short, since 1950, there has never been a 20-year period when investors did not average a gain of at least 6% per year in the stock market.

Past performance is certainly no guarantee of future returns, but history does show that the longer a time frame you give yourself, the better your chances become of earning a satisfactory return.

As always, we’re available to answer any questions you might have. In addition, you can reach us at info@boyarvaluegroup.com or (212) 995-8300.

Best regards,

Mark A. Boyar

Jonathan I. Boyar

1123-NLD-02132024

IMPORTANT DISCLAIMER

Important Disclosures. The information herein is provided by Boyar’s Intrinsic Value Research LLC (“Boyar Research”) and: (a) is for general, informational purposes only; (b) is not tailored to the specific investment needs of any specific person or entity; and (c) should not be construed as investment advice. Boyar Research does not offer investment advisory services and is not an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) or any other regulatory body. Any opinions expressed herein represent current opinions of Boyar Research only, and no representation is made with respect to the accuracy, completeness or timeliness of the information herein. Boyar Research assumes no obligation to update or revise such information. In addition, certain information herein has been provided by and/or is based on third party sources, and, although Boyar Research believes this information to be reliable, Boyar Research has not independently verified such information and is not responsible for third-party errors. You should not assume that any investment discussed herein will be profitable or that any investment decisions in the future will be profitable. Investing in securities involves risk, including the possible loss of principal. Important Information: Past performance does not guarantee future results. Any companies mentioned in this are for informational purposes only and the performance of the stock selected is not indicative of the performance of the stocks profiled in Boyar Research, the performance of the stocks selected, and the performance of Boyar Research may in fact diverge materially.

This information is not a recommendation, or an offer to sell, or a solicitation of any offer to buy, an interest in any security, including an interest in any investment vehicle managed or advised by affiliates of Boyar Research. Any information that may be considered advice concerning a federal tax issue is not intended to be used, and cannot be used, for the purposes of (i) avoiding penalties imposed under the United States Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter discussed herein.

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns

(Through 12/31/23)

				Since
	1 Year	5 Year	10 Year	Inception*

At NAV	14.13%	6.07%	5.65%	6.16%
Inclusive of sales charges	8.42%	4.98%	5.11%	5.94%
After taxes on distribution	8.29%	4.61%	4.60%	5.40%
After taxes on distribution and the sale of shares	5.08%	3.84%	3.98%	4.82%
S&P Composite 1500 Value Index	21.64%	13.98%	9.91%	N/A
*(5/5/98)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund as stated in the fee table in the Fund’s prospectus dated May 1, 2023 was 1.65%. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^	The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of December 31, 2023)
(as a percentage of total net assets) (Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

IMPORTANT DISCLAIMER

Past performance is no guarantee of future results. Investing in equities and fixed income involves risk, including the possible loss of principal. Investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company’s earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

The S&P 1500 Index is an unmanaged index of stocks trading in the United States. Index performance illustrated is hypothetical and is not indicative of any mutual fund investment. Investors cannot invest in an index. The value of the portfolio will fluctuate as the underlying securities move in response to overall market movements and other factors beyond the control of the advisor, and investments in the fund may result in the loss of principal. The fund may invest in stocks of several different capitalization levels, and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Share price and investment return will fluctuate such that an investor’s shares may be worth more or less than their original cost upon redemption. Performance data quoted represent past performance. The S&P Composite 1500 Value index was launched after the fund was started, and therefore a since-inception date is not available.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.9%
	APPAREL & TEXTILE PRODUCTS - 0.4%
24,070	Hanesbrands, Inc. (a)	$107,352

	ASSET MANAGEMENT - 12.4%
8,500	Ameriprise Financial, Inc.	3,228,555
12,359	Franklin Resources, Inc.	368,175
		3,596,730
	BANKING - 10.8%
31,421	Bank of America Corporation	1,057,945
4,430	Citigroup, Inc.	227,879
10,750	JPMorgan Chase & Company	1,828,575
		3,114,399
	BEVERAGES - 1.1%
5,226	Coca-Cola Company (The)	307,968

	BIOTECH & PHARMA - 4.3%
7,500	Bristol-Myers Squibb Company	384,825
2,500	Johnson & Johnson	391,850
16,000	Pfizer, Inc.	460,640
		1,237,315
	CABLE & SATELLITE - 2.8%
18,268	Comcast Corporation, Class A	801,052

	CONTAINERS & PACKAGING - 0.4%
7,215	O-I Glass, Inc.(a)	118,182

	E-COMMERCE DISCRETIONARY - 1.9%
12,500	eBay, Inc.	545,250

	ENTERTAINMENT CONTENT - 4.3%
2,641	AMC Networks, Inc., Class A(a)	49,624
9,500	Walt Disney Company (The)	857,755
28,687	Warner Bros Discovery, Inc.(a)	326,458
		1,233,837

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.9% (Continued)
	FOOD - 2.2%
9,000	Mondelez International, Inc., Class A	$651,870

	HEALTH CARE FACILITIES & SERVICES - 1.8%
6,500	CVS Health Corporation	513,240

	HOME & OFFICE PRODUCTS - 1.9%
6,701	Newell Brands, Inc.	58,165
7,900	Scotts Miracle-Gro Company (The)	503,625
		561,790
	HOUSEHOLD PRODUCTS - 0.4%
3,200	Energizer Holdings, Inc.	101,376

	INSTITUTIONAL FINANCIAL SERVICES - 2.3%
12,707	Bank of New York Mellon Corporation (The)	661,399

	INTERNET MEDIA & SERVICES - 6.3%
2,700	Alphabet, Inc., Class A(a)	377,163
28,752	Angi, Inc., Class A(a)	71,592
2,815	IAC, Inc.(a)	147,450
20,248	Uber Technologies, Inc.(a)	1,246,670
		1,842,875
	LEISURE FACILITIES & SERVICES - 12.4%
19,227	Atlanta Braves Holdings, Inc.(a)	761,005
7,629	Madison Square Garden Entertainment Corporation(a)	242,526
4,934	Madison Square Garden Sports Corporation(a)	897,148
8	Marriott International, Inc., Class A	1,804
3,000	McDonald’s Corporation	889,530
9,500	MGM Resorts International(a)	424,460
7,629	Sphere Entertainment Company(a)	259,081
1,500	Starbucks Corporation	144,015
		3,619,569
	LEISURE PRODUCTS - 3.4%
10,000	Acushnet Holdings Corporation	631,700

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.9% (Continued)
	LEISURE PRODUCTS - 3.4% (Continued)
23,910	Topgolf Callaway Brands Corporation(a)	$342,869
		974,569
	MACHINERY - 1.1%
22,554	Mueller Water Products, Inc.	324,778

	RETAIL - CONSUMER STAPLES - 0.7%
1,425	Target Corporation	202,949

	RETAIL - DISCRETIONARY - 7.7%
6,385	Home Depot, Inc. (The)	2,212,722

	SEMICONDUCTORS - 1.4%
8,000	Intel Corporation	402,000

	SOFTWARE - 10.0%
7,734	Microsoft Corporation	2,908,294

	TECHNOLOGY HARDWARE - 2.2%
12,500	Cisco Systems, Inc.	631,500

	TRANSPORTATION & LOGISTICS - 2.7%
5,000	United Parcel Service, Inc., Class B	786,150

	WHOLESALE - CONSUMER STAPLES - 1.0%
4,000	Sysco Corporation	292,520

	TOTAL COMMON STOCKS (Cost $11,597,194)	27,749,686

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 4.3%
	MONEY MARKET FUNDS - 4.3%
1,238,801	Dreyfus Institutional Preferred Government, Hamilton Class, 5.26% (b) (Cost $1,238,801)	$1,238,801

	TOTAL INVESTMENTS - 100.2% (Cost $12,835,995)	$28,988,487
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(70,156)
	NET ASSETS - 100.0%	$28,918,331

(a)	Non-income producing security.

(b)	Rate disclosed is the seven-day effective yield as of December 31, 2023.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

ASSETS
Investment securities, at cost	$12,835,995
Investment securities, at value	$28,988,487
Dividends and interest receivable	12,047
Prepaid expenses and other assets	8,549
TOTAL ASSETS	29,009,083

LIABILITIES
Advisory fees payable	12,148
Distribution fees (12b-1) payable	17,150
Payable to service providers	25,182
Audit fees payable	17,426
Accrued Director fees	5,623
Accrued expenses and other liabilities	13,223
TOTAL LIABILITIES	90,752
NET ASSETS	$28,918,331

Net Assets Consist Of:
Paid in capital	$12,765,839
Accumulated earnings	16,152,492
NET ASSETS	$28,918,331

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	985,683
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$29.34
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$30.88

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

INVESTMENT INCOME
Dividends	$498,846
Interest	70,157
TOTAL INVESTMENT INCOME	569,003

EXPENSES
Investment advisory fees	134,565
Distribution (12b-1) fees	67,283
Administrative services fees	57,273
Legal fees	39,412
Transfer agent fees	35,015
Accounting services fees	23,998
Compliance officer fees	20,235
Audit fees	17,321
Insurance expense	13,540
Registration fees	12,786
Printing and postage expenses	12,086
Directors’ fees and expenses	7,177
Custodian fees	6,144
Other expenses	12,411
TOTAL EXPENSES	459,246
NET INVESTMENT INCOME	109,757

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	39,216
Net change in unrealized appreciation of investments	3,444,087
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,483,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,593,060

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2023	December 31, 2022

FROM OPERATIONS
Net investment income	$109,757	$125,648
Net realized gain (loss) from security transactions	39,216	(8,929)
Net change in unrealized appreciation (depreciation) on investments	3,444,087	(6,682,872)
Net increase (decrease) in net assets resulting from operations	3,593,060	(6,566,153)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid (Note 8)	(142,798)	(131,293)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	183,426	263,093
Net asset value of shares issued in reinvestment of distributions to shareholders	136,128	125,973
Payments for shares redeemed	(461,890)	(843,353)
Redemption fee proceeds (Note 7)	3	—
Net decrease in net assets from capital share transactions	(142,333)	(454,287)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,307,929	(7,151,733)

NET ASSETS
Beginning of Year	25,610,402	32,762,135
End of Year	$28,918,331	$25,610,402

CAPITAL SHARE ACTIVITY
Shares Sold	6,742	9,536
Shares Reinvested	4,834	4,793
Shares Redeemed	(17,195)	(30,397)
Net decrease in shares outstanding	(5,619)	(16,068)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented

	Year	Year	Year		Year		Year
	Ended	Ended	Ended		Ended		Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2023	2022	2021		2020		2019

Net Asset Value, Beginning of Year	$25.84	$32.52	$27.53		$26.92		$23.48
Activity from investment operations:
Net investment income (loss) (1)	0.11	0.13	(0.03)		0.04		0.11
Net realized and unrealized gain (loss) on investments	3.54	(6.68)	5.15		1.08		4.37
Total from investment operations	3.65	(6.55)	5.12		1.12		4.48
Paid-in-Capital from Redemption Fees (1)	0.00 (2)	—	—		—		0.00	(2)
Less distributions from:
Net investment income	(0.12)	(0.12)	—		(0.04)		(0.11)
Net realized gains	(0.03)	(0.01)	(0.13)		(0.47)		(0.93)
Total distributions	(0.15)	(0.13)	(0.13)		(0.51)		(1.04)
Net Asset Value, End of Year	$29.34	$25.84	$32.52		$27.53		$26.92
Total Return (3)	14.13%	(20.14)%	18.61%		4.23%		19.15%
Net Assets, End of Year	$28,918,331	$25,610,402	$32,762,135		$28,072,250		$27,942,062
Ratio of gross expenses to average net assets	1.71%	1.64%	1.53%		1.78	% (4)	1.75	% (4)
Ratio of net expenses to average net assets	1.71%	1.64%	1.55	% (5)	1.75%		1.75%
Ratio of net investment income (loss) to average net assets	0.41%	0.46%	-0.08%		0.15%		0.42%
Portfolio Turnover Rate	0%	0%	1%		14%		9%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Adviser not waived their fees and/or reimbursed expenses for the years ended 2019 and 2020, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Represents the ratio of expenses to average net assets inclusive of expense recapture by the Adviser.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2023

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Board of Directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2023 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$27,749,686	$—	$—	$27,749,686
Short-Term Investments	1,238,801	—	—	1,238,801
Total	$28,988,487	$—	$—	$28,988,487

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2020 to December 31, 2022, or expected to be taken in the Fund’s December 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,589,290 and $104,070, respectively.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2023, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Boyar Value Fund	$12,835,995	$17,110,997	$(958,505)	$16,152,492

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Northern Lights Distributors, LLC (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to an Investment Advisory Agreement among the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended December 31, 2023, the Fund incurred $134,565 in advisory fees.

Pursuant to a written contract, the Adviser has agreed to waive a portion of its advisory fees and the to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser is permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation. The Adviser has agreed to maintain this expense limitation through at least May 1, 2024. At December 31, 2023 the Advisor did not waive any of its fees and had no available recapture.

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the year ended December 31, 2023, the Fund incurred $67,283 in distribution (12b-1) fees.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

For the year ended December 31, 2023, the Distributor received $0 from front-end sales charges, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Fund are also officers of the Adviser or UFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. UFS receives a portion of these fees for performing certain custody administration services. UFS’s share of such fees collected for the year ended December 31, 2023 was $2,997. The Custodian fees listed in the Statement of Operations include the fees paid to UFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Adviser, UFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, National Financial Services LLC held approximately 44.6% of the voting securities of the Boyar Value Fund while Vector Group Ltd. held approximately 38.9%.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. For the year ended December 31, 2023, the Fund had $3 in redemption fees. For the year ended December 31, 2022, the Fund had $0 in redemption fees.

8. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2022 and December 31, 2023 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2023	December 31, 2022
Ordinary Income	$112,511	$124,934
Long-Term Capital Gain	30,287	6,359
	$142,798	$131,293

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized	Total
Ordinary	Carry	Appreciation/	Accumulated
Income	Forwards	(Depreciation)	Earnings/(Deficits)
$—	$—	$16,152,492	$16,152,492

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023

At December 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains. The Fund utilized past capital loss carry forwards for federal income tax purposes, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$—	$—	$—	$8,929

Permanent book and tax differences, primarily attributable to tax adjustments for distributions in excess, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2023, as follows:

Paid In Capital	Distributable Earnings
$(2,040)	$2,040

9.	REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Boyar Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Boyar Value Fund, Inc. (the “Fund”) as of December 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 22, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 28, 2024

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

BOYAR VALUE FUND, INC.
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
December 31, 2023

The Fund adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Program”)(the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2023, the Fund’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s Program was effectively implemented.

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
December 31, 2023

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	7/1/23	12/31/23	7/1/23– 12/31/23	7/1/23– 12/31/23
Actual	$1,000.00	$1,060.50	$8.93	1.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74	1.72%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [184] divided by the number of days in the fiscal year [365].

**	Annualized.

FACTORS CONSIDERED BY BOARD IN APPROVING THE CONTINUANCE OF THE ADVISORY AGREEMENT (Unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”), (the “Agreement”).

At a Board meeting held on May 25, 2023 the Fund’s Board of Directors, including all the Independent Directors, approved the continuation of the Agreement. As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. The Independent Directors were informed that, in selecting the Adviser and approving the continuance of the Agreement, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of mutual funds, which consisted of the Fund and other large-cap value funds (the “Peer Funds”), as classified by Morningstar and objectively selected by the Adviser as comparable to the Fund based upon criteria previously specified by the Independent Directors and used in prior years, and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Agreement. The Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee and advisory fee (individually and together), 12b-1 fees, and other non-management expenses, to those incurred by the Peer Funds; (ii) the Fund’s average expense ratio to those of its Peer Funds (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Peer Funds and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non-performance-based methodology used by the Adviser to determine the Peer Funds to prepare its information and the rationale for including both Peer Funds, which was consistent with that used in previous years.

The Board considered several matters in connection with its renewal of the Agreement including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Agreement.

(i)	The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund, including, without limitation, the nature and quality of the investment advisory services since the Fund’s inception, its coordination of services for the Fund by the Fund’s service providers, and its compliance procedures and practices. The Board noted that certain of the Fund’s executive officers are employees of the Adviser, and serve the Fund without additional compensation from the Fund. After reviewing the foregoing information and further information in the Adviser Memorandum, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory.

(ii)	The investment performance of the Fund and Adviser. In this regard, the Board compared the performance of the Fund with the performance of the Fund’s Benchmark and the Peer Funds. The Board also considered the success and consistency of the Adviser’s management of the Fund in implementing the Fund’s investment objective and policies, as well as the consistency of the Adviser’s management of the Fund with the management expected from value-focused managers generally. The Board noted that the Fund underperformed its Peer Funds’ average return for the one-, three-, five-, and ten-year periods, but had outperformed for the period since the Fund’s inception, with all periods ended March 31, 2023. The Board also noted that the Fund had underperformed its Benchmark for the one-, three-, five-, and ten-year periods, as well as since the Fund’s inception, with all periods ended as of March 31, 2023. After consideration of the short and long-term investment performance of the Fund, the Adviser’s experience in managing the Fund and separate accounts, the continuity of the Adviser’s personnel and other factors, the Board concluded that the investment performance of the Fund and the Adviser was consistent with the Fund’s investment objective and policies and was satisfactory.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund, including certain fee waivers and expense reimbursements by the Adviser on behalf of the Fund. The Board noted that the profits received by the Adviser from the Fund in the last year, as compared to the Fund’s asset levels, did not appear to be unreasonable. The Board discussed the Fund’s Expense Limitation Agreement with the Adviser, and considered the Adviser’s past fee waivers with respect to the Fund. The Board also considered potential benefits to the Adviser in managing the Fund, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Fund. The Board compared the fees and expenses of the Fund (including the management fee) to the Peer Funds. It was noted that the management fee and gross expense ratio were generally lower than the Peer Funds’ averages and that the Fund’s net expense ratio was generally above the Peer Funds’ average. It was also noted that the Fund’s 12b-1 Fees were in line with the Peer Funds’ average.

The Board also compared the fees paid by the Fund to fees paid by other clients of the Adviser, and the Board considered the similarities and differences in the services received by such other clients as compared to the services received by the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)	The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement. The Board considered that the Fund has experienced benefits from its Expense Limitation Agreement in prior years. Going forward, the Board noted that the Fund has the potential to benefit from economies of scale under its agreements with the Adviser and other service providers. Following further discussion of the Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangements with the Adviser continue to provide benefits through the Expense Limitation Agreement and that, at the Fund’s current and projected asset levels for the next year, the Fund’s arrangements with the Adviser are fair and reasonable.

BOYAR VALUE FUND, INC.
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2023

Name, Contact Address and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar(2) 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1942	Chairman	Since Inception	President, Boyar Asset Management, Inc, (June 1983 – present); President, Mark Boyar & Co., Inc., (January 1979 – present); Partner, Boyar G.P. Holdings Ltd., (May 1990 – present).	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 – present.
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 366 Madison Avenue, 12th Floor New York, NY 10017 Born in 1958	Director	Since Inception	Managing Member, Corsair Capital Management, LLC (June 2002 – present).	1	None
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Born in 1947	Director	Since Inception	President, Spartan Petroleum Corp. (1974 – present).	1	Director, Griffon Corp., February 1995 – present.

BOYAR VALUE FUND, INC.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2023

Name, Contact Address and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
OFFICERS
Sam Singh 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born in 1976	President	Since 2016(3)	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Jonathan Boyar 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1980	Vice President	Since 2019(3)	Managing Director, Boyar Value Group (since 2008); Associate, Martin Clearwater & Bell (2006-2008).	1	N/A
Dawn Borelli 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born in 1972	Treasurer	Since 2011(3)	Assistant Vice President, Fund Administration, Ultimus Fund Solutions, LLC (since 2010).	N/A	N/A
Sean Lawler 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born 1987	Secretary	Since 2020(3)	Senior Legal Administrator, Ultimus Fund Solutions, LLC (2014-Present).	N/A	N/A
Jared Lahman 4221 North 203rd Street Suite 100 Elkhorn, NE 68022 Born in 1986	Chief Compliance Officer	Since 2023	Compliance Officer/ AVP, NLCS (since September 2023), Senior Compliance Analyst, Northern Lights Compliance, LLC (2019- 2023); Manager of Fund Accounting, Gemini Fund Services, LLC (2016-2018)	N/A	N/A
Deryk Jones 4221 North 203rd Street Suite 100 Elkhorn, NE 68022 Born in 1988	Anti-Money Laundering Compliance Officer	Since 2023(3)	Senior Compliance Analyst, Northern Lights Compliance, LLC (since March 2018)	N/A	N/A

(1)	Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2)	Mr. Boyar is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

(3)	Officers of the Fund are elected annually.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 1-800-266-5566.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■        Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent six month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246	BVF-AR23

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $15,500

2022 - $15,500

(b)	Audit-Related Fees

2023 - None

2022 - None

(c)	Tax Fees

2023 - $2,250

2022 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                       2023       2022

Audit-Related Fees:          0.00%    0.00%

Tax Fees:                       0.00%     0.00%

All Other Fees:              0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - None

2022 - None

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 3/6/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 3/6/24

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 3/6/24

* Print the name and title of each signing officer under his or her signature.